                                                                   Exhibit 99.41

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[686,138,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-WMC1

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                               FEBRUARY [2], 2006

                              (MERRILL LYNCH LOGO)

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

                      DEAL NAME           DATA
                   ---------------       ------
FICO DISTRIBUTION  FICO <460         %    0.000
                   FICO 460-479      %    0.000
                   FICO 480-499      %    0.000
                   FICO 500-519      %    1.567
                   FICO 520-539      %    3.333
                   FICO 540-559      %    3.576
                   FICO 560-579      %    4.935
                   FICO 580-599      %    9.050
                   FICO 600-619      %   15.702
                   FICO 620-639      %   14.607
                   FICO 640-659      %   14.164
                   FICO 660-679      %   11.124
                   FICO 680-699      %    7.409
                   FICO 700-719      %    5.047
                   FICO 720-739      %    4.209
                   FICO 740-759      %    2.564
                   FICO >760         %    2.713

WA DTI             TOTAL POOL        %   41.982

DTI DISTRIBUTION   DTI <10.00        %    0.353
                   DTI 10.00-19.99   %    1.457
                   DTI 20.00-29.99   %    7.655
                   DTI 30.00-39.99   %   23.387
                   DTI 40.00-49.99   %   55.857
                   DTI 50.00-59.99   %   11.237
                   DTI 60.00-69.99   %    0.056

                                   NUMBER OF                AVG. LOAN    % OF       % OF
    PRODUCT TYPE       WA IO TERM    LOANS    LOAN BALANCE   BALANCE   TOTAL IO  TOTAL POOL   WAC
    ------------       ----------  ---------  ------------  ---------  --------  ----------  -----
2/28 ARM 24 MONTH IO
2/28 ARM 36 MONTH IO
2/28 ARM 60 MONTH IO        60        507      152,914,335   301,606     70.39     12.08%    6.816
2/28 ARM 120 MONTH IO      120         35       10,507,237   300,207      4.84      0.83%    6.965
3/27 ARM 24 MONTH IO
3/27 ARM 36 MONTH IO
3/27 ARM 60 MONTH IO        60         32        9,569,077   299,034      4.41      0.76%    6.713
5/25 ARM 60 MONTH IO        60         18        5,409,111   300,506      2.49      0.43%    6.618
     30 FIXED IO           117        118       38,823,601   329,014     17.87      3.07%    6.544
     15 FIXED IO
      OTHER IO
                           ---        ---      -----------   -------     -----     -----     -----
      TOTALS:               73        710      217,223,361   305,948       100     17.16%    6.765
                           ===        ===      ===========   =======     =====     =====     =====

                                         % OWNER
    PRODUCT TYPE       WA FICO  WA LTV  OCCUPIED  % PURCHASE  % INVESTOR  WA DTI  % FULL DOC
    ------------       -------  ------  --------  ----------  ----------  ------  ----------
2/28 ARM 24 MONTH IO
2/28 ARM 36 MONTH IO
2/28 ARM 60 MONTH IO     669     81.02    98.07      55.53       0.07      40.08     35.65
2/28 ARM 120 MONTH IO    675     82.16    97.73      57.50       0.00      41.50     42.35
3/27 ARM 24 MONTH IO
3/27 ARM 36 MONTH IO
3/27 ARM 60 MONTH IO     657     83.84   100.00      30.12       0.00      39.16     58.25
5/25 ARM 60 MONTH IO     663     80.30   100.00      27.07       0.00      33.49     28.72
     30 FIXED IO         706     80.07    96.60      44.23       0.00      39.00     45.72
     15 FIXED IO
      OTHER IO
                         ---     -----   ------      -----       ----      -----     -----
      TOTALS:            675     81.02    97.92      51.78       0.05      39.75     38.59
                         ===     =====   ======      =====       ====      =====     =====

PLEASE FILL OUT CHART WITH THE APPROPRIATE CHARACTERISTICS FOR EACH REP LINE. PLEASE NOTE '% OF TOTAL IO' SHOULD ADD UP TO 100%. COLUMNS G, K, L, M, AND O REFER TO % WITHIN THE SPECIFIC PRODUCT TYPE SO THEY SHOULD NOT SUM TO 100%.

                              INITIAL PERIODIC CAPS

    PRODUCT TYPE         1.00%     1.50%    2.00%  2.50%     3.00%     3.50%  4.00%  4.50%     5.00%
    ------------       ---------  -------  ------  -----  -----------  -----  -----  -----  ----------
2/28 ARM 24 MONTH IO          --       --      --     --           --    --     --     --           --
2/28 ARM 36 MONTH IO          --       --      --     --           --    --     --     --           --
2/28 ARM 60 MONTH IO   1,383,300  687,290  84,800     --  150,758,945    --     --     --           --
2/28 ARM 120 MONTH IO         --       --      --     --   10,507,237    --     --     --           --
3/27 ARM 24 MONTH IO          --       --      --     --           --    --     --     --           --
3/27 ARM 36 MONTH IO          --       --      --     --           --    --     --     --           --
3/27 ARM 60 MONTH IO     155,695       --      --     --    9,413,382    --     --     --           --
5/25 ARM 60 MONTH IO          --       --      --     --      397,800    --     --     --    5,011,311
      OTHER IO                --       --      --     --    1,209,396    --     --     --   37,614,205

PLEASE FILL OUT WITH TOTAL VALUE DOLLARS FOR LOANS IN THE POOL THAT FALL INTO TEACH CELL OF THE MATRIX.